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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): NOVEMBER 2, 1998



                                  GANTOS, INC.
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-14577               38-1414122
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)



         1266 E. MAIN STREET, FIFTH FLOOR, STAMFORD, CONNECTICUT 06902
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (203) 358-0294


                                      N/A
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On November 3, 1998, Gantos, Inc. (the "Company") announced that it had executed a commitment letter to refinance the working capital facilities of the Company into a $40 million facility with Foothill Capital Corporation and Paragon Capital LLC (the "Foothill/Paragon Facility"). The Foothill/Paragon Facility is a three year facility and will replace the Company's current $40 million facility with Fleet Bank. The consummation of the Foothill/Paragon Facility is subject to several conditions, including documentation satisfactory to Foothill/Paragon and the absence of a material adverse change in the business of the Company. The Company expects, subject to the satisfaction of these conditions, to consummate the refinancing in mid-November.

         The Company also announced that it had terminated its proposed merger with HOM Holding, Inc., the sole stockholder of Hit or Miss Inc., in accordance with the terms of the Agreement and Plan of Merger by and among the Company, Hit or Miss Inc. and HOM Holding, Inc. (the "Merger Agreement") previously executed in May 1998. The termination was effective November 2, 1998.

         A press release describing the Foothill/Paragon Facility and the termination of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         This news release contains forward-looking statements, which are based on the Company's expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Company's control. Actual results could vary materially from expected results due to a variety of factors, including, but not limited to, the Company's ability to consummate the Foothill/Paragon Facility financing, the Company's ability to satisfy the terms and conditions of the Foothill/Paragon Facility, the Company's ability to stem recurring losses from operations, the general performance of the economy, specifically as it affects the retail apparel industry, the Company's comparable store sales changes, the Company's ability to obtain merchandise, and other factors applicable to the Company and its business referred to in the Securities and Exchange Commission filings of the Company, particularly the Company's Annual Report on Form 10-K for the year ended January 31, 1998 and the Company's Quarterly Reports on Form 10-Q for the periods ended May 2, 1998 and August 1, 1998.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1 Press release of Gantos, Inc., dated November 3, 1998.




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     GANTOS, INC.



                                     By: /s/ Arlene H. Stern
                                        ---------------------------------------
                                         Arlene H. Stern
                                         President and Chief Executive Officer


Date: November 4, 1998




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                               INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------

99.1                Press release of Gantos, Inc., dated November 3, 1998.





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